UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2006

NEKTAR THERAPEUTICS

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24006 (Commission File Number)	94-3134940 (IRS Employer Identification No.)

150 Industrial Road

San Carlos, California 94070

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 631-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The following disclosure is made pursuant to paragraph (e) of Item 5.02:

On June 1, 2006, the Board of Directors approved a compensation package for the second half of 2006 for Robert B. Chess, the Company’s former Acting President and Chief Executive Officer, which included a bonus of up to $140,000. On December 21, 2006, the Board of Directors increased Mr. Chess’s bonus target to $210,000 based on an assessment of the Company’s performance and Mr. Chess’s individual performance. Mr. Chess’s actual bonus paid was $235,200 (112% of $210,000) based on the Company’s performance under its Variable Compensation Plan for the second half of 2006 with respect to the achievement of certain defined corporate objectives.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Nevan C. Elam
Nevan C. Elam Senior Vice President Corporate Operations and General Counsel

Date:	January 23, 2007